DOLLAR TREE STORES, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN


















                        Effective as of February 15, 2000

                            DOLLAR TREE STORES, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN

                        Effective as of February 15, 2000

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

  1.1      ACCOUNT.........................................................1
  1.2      BENEFICIARY ....................................................1
  1.3      CODE ...........................................................1
  1.4      COMPENSATION ...................................................1
  1.5      COMPENSATION DEFERRAL ACCOUNT ..................................1
  1.6      COMPENSATION DEFERRALS .........................................1
  1.7      DESIGNATION DATE ...............................................2
  1.8      EFFECTIVE DATE .................................................2
  1.9      ELIGIBLE EMPLOYEE ..............................................2
  1.10     EMPLOYER .......................................................2
  1.11     EMPLOYER CONTRIBUTION CREDIT ACCOUNT ...........................2
  1.12     EMPLOYER CONTRIBUTION CREDITS ..................................2
  1.13     ENTRY DATE .....................................................2
  1.14     PARTICIPANT ....................................................2
  1.15     PARTICIPANT ENROLLMENT AND ELECTION FORM .......................2
  1.16     PLAN ...........................................................3
  1.17     PLAN YEAR ......................................................3
  1.19     TRUST ..........................................................3
  1.20     TRUSTEE ........................................................3
  1.21     VALUATION DATE .................................................3

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

  2.1      REQUIREMENTS ...................................................3
  2.2      RE-EMPLOYMENT ..................................................3
  2.3      CHANGE OF EMPLOYMENT CATEGORY ..................................3

                                   ARTICLE III
                            CONTRIBUTIONS AND CREDITS

  3.1      EMPLOYER CONTRIBUTION CREDITS ..................................4
  3.2      PARTICIPANT COMPENSATION DEFERRALS .............................4

                                   ARTICLE IV
                               ALLOCATION OF FUNDS

  4.1      ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS ............5
  4.2      ACCOUNTING FOR DISTRIBUTIONS ...................................5
  4.3      SEPARATE BOOKKEEPING ACCOUNTS ..................................5
  4.4      DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS ...................6
  4.5      PAYMENT OF TAXES AND EXPENSES ..................................7

                                    ARTICLE V
                             ENTITLEMENT TO BENEFITS

  5.1      FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT .................7
  5.2      HARDSHIP DISTRIBUTIONS .........................................8
  5.3      RE-EMPLOYMENT OF RECIPIENT .....................................8

                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

  6.1      AMOUNT .........................................................8
  6.2      METHOD OF PAYMENT ..............................................9
           (a)   Medium of Payment ........................................9
           (b)   Timing and Manner of Payment .............................9
  6.3      DEATH BENEFITS .................................................9

                                   ARTICLE VII
                         BENEFICIARIES; PARTICIPANT DATA

  7.1      DESIGNATION OF BENEFICIARIES ...................................9
  7.2      INFORMATION TO BE FURNISHED BY PARTICIPANTS AND
           BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS
           OR BENEFICIARIES ..............................................10

                                  ARTICLE VIII
                        ADMINISTRATION AND RECORDKEEPING

  8.1      ADMINISTRATIVE AND RECORDKEEPING AUTHORITY ....................10
  8.2      UNIFORMITY OF DISCRETIONARY ACTS ..............................11
  8.3      LITIGATION ....................................................11
  8.4      CLAIMS PROCEDURE ..............................................11

                                   ARTICLE IX
                                   AMENDMENT

  9.1      RIGHT TO AMEND ................................................12
  9.2      AMENDMENT TO ENSURE PROPER CHARACTERIZATION OF THE
           PLAN ..........................................................12

                                    ARTICLE X
                                   TERMINATION

  10.1     EMPLOYER'S RIGHT TO TERMINATE PLAN ............................12
  10.2     AUTOMATIC TERMINATION OF PLAN .................................13
  10.3     SUCCESSOR TO EMPLOYER .........................................13

                                   ARTICLE XI
                                  MISCELLANEOUS

  11.1     LIMITATIONS ON LIABILITY OF EMPLOYER ..........................13
  11.2     CONSTRUCTION ..................................................13
  11.3     SPENDTHRIFT PROVISION .........................................14

                                   ARTICLE XII
                                    THE TRUST

  12.1     ESTABLISHMENT OF TRUST ........................................14

                            DOLLAR TREE STORES, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN

                        Effective as of February 15, 2000

                                    RECITALS

         This Dollar Tree Stores, Inc. Supplemental Deferred Compensation Plan (the "Plan") is adopted by Dollar Tree Stores, Inc., Dollar Tree Distribution, Inc. and Dollar Tree Management, Inc. (the "Employer") for certain of its management employees. The purpose of the Plan is to offer those employees deferred compensation benefits taxable under section 451 of the Internal Revenue Code of 1986, as amended (the "Code") and to supplement such employees' retirement benefits under the Employer's tax-qualified retirement plan and other retirement programs. The Plan is intended to be a "top-hat plan" (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) pursuant to sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         Accordingly, the following Plan is adopted.

                                   ARTICLE I
                                  DEFINITIONS

         The following terms, as used herein, unless a different meaning is implied by the context, have the following meaning:

         1.1 ACCOUNT means the balance credited to a Participant's Plan account, including amounts credited under the Compensation Deferral Account and the Employer Contribution Credit Account. Said Account shall be determined as of the date of reference.

         1.2 BENEFICIARY means any person or persons so designated in accordance with the provisions of Article VII.

         1.3 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

         1.4 COMPENSATION means the total cash compensation of the Participant for the Plan Year of reference, including regular pay (which includes car allowance) and bonuses, but excluding any compensation for services rendered before the Participant elects to defer compensation pursuant to Section 3.2.

         1.5 COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

         1.6 COMPENSATION DEFERRALS is defined in Section 3.2.

         1.7 DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.4 shall become effective. The Designation Dates in any Plan Year include January 1, April 1, July 1 and October 1.

         1.8 EFFECTIVE DATE means the effective date of this the Plan, which shall be February 15, 2000.

         1.9 ELIGIBLE EMPLOYEE means any person employed by the Employer in a Vice President or more senior position, or any other person employed by the Employer who is determined by the Employer to be a member of a select group of management or highly compensated employees of the Employer (within the meaning of ERISA), who is designated by the Employer's Board of Directors to be an Eligible Employee under the Plan and to whom the Employer desires to provide supplemental retirement benefits.

             By each December 1, the Employer shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year. If the Employer determines that an individual first becomes an Eligible Employee during a Plan Year, the Employer shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Employee.

         1.10 EMPLOYER means Dollar Tree Stores, Inc., Dollar Tree Distribution, Inc., Dollar Tree Management, Inc. and any direct or indirect wholly owned subsidiary of the foregoing corporations, and their successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Dollar Tree Stores, Inc. or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of Dollar Tree Stores, Inc., to become a party to the Plan.

         1.11 EMPLOYER CONTRIBUTION CREDIT ACCOUNT is defined in Section 3.1.

         1.12 EMPLOYER CONTRIBUTION CREDITS is defined in Section 3.1.

         1.13 ENTRY DATE with respect to an individual means the first day of a pay period following the date on which the individual becomes an Eligible Employee.

         1.14 PARTICIPANT means any person so designated in accordance with the provisions of Article II, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

         1.15 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form (or forms) on which a Participant elects to defer Compensation hereunder, on which the Participant makes elections concerning the time and manner of payment of amounts attributable to such election, and on which the Participant makes certain other designations as required thereon.

         1.16 PLAN means this Dollar Tree Stores, Inc. Supplemental Deferred Compensation Plan, as amended from time to time.

         1.17 PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect. Notwithstanding the preceding, the period beginning February 15, 2000 and ending December 31, 2000 shall be a short Plan Year.

         1.19 TRUST means the trust fund, if any, established pursuant to the Plan.

         1.20 TRUSTEE means the trustee named in the agreement establishing the Trust and such successor and/or additional trustees as may be named pursuant to the terms of the agreement establishing the Trust.

         1.21 VALUATION DATE means the last day of each Plan Year or such other date the Employer, in its sole discretion, designates as a Valuation Date.

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

         2.1 REQUIREMENTS. Every Eligible Employee on the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

             Participation in the  Compensation Deferral Account  portion of the
Plan is voluntary. In order to participate in the Compensation Deferral Account portion of the Plan, an otherwise Eligible Employee must make written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals as provided in Article III.

             Participation in the Employer Contribution Credit Account portion of the Plan is automatic for all Participants.

         2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer is terminated is subsequently re-employed with the Employer, he or she shall become a Participant in accordance with the provisions of Section 2.1.

         2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals or to be credited with Employer Contribution Credits hereunder.

                                  ARTICLE III
                           CONTRIBUTIONS AND CREDITS

         3.1 EMPLOYER CONTRIBUTION CREDITS. There shall be established and maintained a separate Employer Contribution Credit Account in the name of each Participant, which shall be credited or debited, as applicable, with (a) amounts equal to the Employer's Contribution Credits credited to that Account; and (b) amounts equal to any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets as determined by the Employer, in its discretion) allocated to that Account; and (c) expenses and/or taxes charged to that Account.

              The Employer's Contribution Credits credited to a Participant's Employer Contribution Credit Account for any particular Plan Year shall be an amount (if any) determined by the Employer, in its discretion.

              A Participant shall become vested in amounts (if any) credited to his or her Employer Contribution Credit Account according to the vesting schedule to be adopted by the Employer, in its discretion.

         3.2 PARTICIPANT COMPENSATION DEFERRALS. In accordance with rules established by the Employer, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant, in any fixed periodic dollar amounts or percentages designated by the Participant, provided that the Participant may elect to defer no more than fifty percent (50%) of his or her Compensation (excluding bonuses) in any Plan Year. In the case of bonus deferrals, the Participant may elect to defer up to one hundred percent (100%) of his or her bonus or bonuses due to be paid by the Employer. Amounts so deferred will be considered a Participant's "Compensation Deferrals." Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a bonus not yet payable to him or her at the time of the election.

              A Participant shall make such elections with respect to a coming twelve (12) month Plan Year by the December 15th of the prior Plan Year, provided, however, during the Plan Year in which the Plan is first implemented (i.e., the Plan Year beginning February 15, 2000), a Participant may make an election to defer Compensation for such Plan Year (including any bonus payable during such Plan Year which is not yet payable at the time of the election) within thirty (30) days after the Plan is effective; and, in the first Plan Year in which a Participant becomes eligible to Participate, a Participant may make an election to defer Compensation within thirty (30) days after the date the Participant becomes eligible to participate.

              Once made, a Compensation Deferral election shall continue in force for the remainder of the Plan Year. Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant.

              There shall be established and maintained by the Employer a separate Compensation Deferral Account in the name of each Participant, to which shall be credited or debited, as applicable: (a) amounts equal to the Participant's Compensation Deferrals; (b) amounts equal to any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets as determined by the Employer in its discretion) attributable or allocable thereto; and (c) expenses and/or taxes charged to that Account.

              A Participant shall at all times be one hundred percent (100%) vested in amounts credited to his or her Compensation Deferral Account.

                                   ARTICLE IV
                              ALLOCATION OF FUNDS

         4.1  ALLOCATION OF DEEMED  EARNINGS OR LOSSES ON ACCOUNTS. Pursuant  to
Section 4.4, each Participant shall have the right to direct the Employer as to how amounts in his or her Plan Account shall be deemed to be invested in the deemed investment options made available under the Plan. In no event, however, shall the Employer or the Participant be deemed to invest in stock of the Employer. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to the date on which a direction will become effective, the Participant shall have the right to direct the Employer as to how amounts in his or her Account shall be deemed to be invested. The Employer shall direct the Trustee to invest the account maintained in the Trust on behalf of the Participant pursuant to the deemed investment directions the Employer properly has received from the Participant.

              The value of the Participant's Account shall be equal to the value of the account maintained under the Trust on behalf of the Participant. As of each valuation date of the Trust, the Participant's Account will be credited or debited to reflect the Participant's deemed investments of the Trust. The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

         4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to a Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investment options in which the Participant's Account is deemed to be invested. Such amounts shall be charged first against any money market, fixedincome or similar fund in which the Participant's Account is deemed to be invested, and thereafter on a pro rata basis against the investment options in which the Participant's Account is deemed to be invested.

         4.3 SEPARATE BOOKKEEPING ACCOUNTS. A separate bookkeeping account under the Plan shall be established and maintained by the Employer to reflect the Account for each

Participant, with bookkeeping sub-accounts to show separately the Participant's Compensation Deferral Account and the Participant's Employer Contribution Credit Account. Each sub-account will separately account for the credits and debits described in Article III.

         4.4 DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to and effective for each Designation Date, each Participant may communicate to the Employer a direction (in accordance with (a), below) as to how his or her Plan Accounts should be deemed to be invested among such categories of deemed investments as may be made available by the Employer hereunder. Such direction shall designate the percentage (in any whole percent multiples) or amount (in any whole dollar multiples) or amount (in any whole dollar multiples) of each portion of the Participant's Plan Accounts which is requested to be deemed to be invested in such categories of deemed investments, and shall be subject to the following rules:

             (a) Any initial or subsequent deemed investment direction shall be in writing, on a form supplied by and filed with the Employer, and/or, as required or permitted by the Employer, shall be by oral designation and/or electronic transmission designation. A designation shall be effective as of the Designation Date next following the date the direction is received and accepted by the Employer on which it would be reasonably practicable for the Employer to effect the designation.

             (b) All amounts credited to the Participant's Account shall be deemed to be invested in accordance with the then effective deemed investment direction, and as of the Designation Date with respect to any new deemed investment direction, all or a portion of the Participant's Account at that date shall be reallocated among the designated deemed investment options according to the percentages or amounts specified in the new deemed investment direction unless and until a subsequent deemed investment direction shall be filed and become effective. An election concerning deemed investment choices shall continue indefinitely as provided in the Participant's most recent Participant Enrollment and Election Form, or other form specified by the Employer.

             (c) If the Employer receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Employer provides for, and permits the application of, corrective action prior thereto.

             (d) If the Employer possesses (or is deemed to possess as provided in (c), above) at any time directions as to the deemed investment of less than all of a Participant's Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Employer in its discretion.

             (e) Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Employer and its agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

             (f) Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

         4.5 PAYMENT OF TAXES AND EXPENSES. Expenses, including Trustee fees, associated with the administration or operation of the Plan shall be charged against the appropriate Participant's Account or Participants' Accounts, unless, in the discretion of the Employer, the Employer elects to pay such expenses. Any taxes (or net operating loss reductions) allocable to an Account (or portion thereof) maintained under the Plan which arise prior to the complete distribution of the Account, shall be charged against the appropriate Participant's Account or Participants' Accounts, unless, in the discretion of the Employer, the Employer elects to absorb such taxes.

                                   ARTICLE V
                            ENTITLEMENT TO BENEFITS

         5.1 FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT. On his or her Participant Enrollment and Election Form, a Participant may select a fixed payment date for the payment or commencement of payment of his or her vested Account (or elect to treat his or her Account as two (2) or more sub-accounts and select fixed payment dates for the payment or commencement of payment of each sub-account), which will be valued and payable according to the provisions of Article VI. Such payment dates may not be accelerated.

             Alternatively, on his or her Participant Enrollment and Election Form, a Participant may select payment or commencement of payment of his or her vested Account (or a sub-account thereof) at his or her termination of employment with the Employer. A Participant who selects payment or commencement of payment of his or her vested Account (or portions thereof) on a fixed date or dates shall receive payment or commence to receive payment of his or her vested Account at the earlier of such fixed payment date or dates or his or her termination of employment with the Employer.

             Any fixed payment date elected by a Participant as provided above must be a date no earlier than the January 1 of the third calendar year after the calendar year in which the election is made.

             If a Participant does not make an election as provided above for any particular amounts hereunder, and the Participant terminates employment with the Employer for any reason, the Participant's vested Account at the date of such termination shall be valued and payable at or commencing at such termination according to the provisions of Article VI.

         5.2 HARDSHIP DISTRIBUTIONS. In the event of an "Unforeseeable Emergency" of the Participant, as hereinafter defined, the Participant may apply to the Employer for the distribution of all or any part of his or her vested Account. The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of an "Unforeseeable Emergency", the Employer shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's vested Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's vested Account or the amount determined by the Employer to be necessary to alleviate the Participant's financial hardship caused by the "Unforeseeable Emergency" (which financial hardship may be considered to include any taxes due because of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's Account shall be determined as of the date of the distribution.

              "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an "Unforeseeable Emergency" would depend upon the facts of each case, but, in any case, payment may not be made in the event that such hardship is or may be relieved:

            (a) Through reimbursement or compensation by insurance or otherwise,

            (b) by liquidation of the Participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship, or

            (c) by cessation of Compensation Deferrals under the Plan.

              The need to send a Participant's child to college or the desire to purchase a home shall not be an "Unforeseeable Emergency."

         5.3 RE-EMPLOYMENT OF RECIPIENT. If a Participant receiving installment distributions pursuant to Section 6.2 is re-employed by the Employer as an employee, the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under Section 5.1 or 5.2, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

         6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive, on or about the date or dates selected by the Participant on his or her Participant

Enrollment and Election Form or, if none, on or about the date of the Participant's termination of employment (or earlier as provided in Article V), a distribution in an aggregate amount equal to the Participant's vested Account. Any payment due hereunder will be paid by the Employer from its general assets or from the Trust, if any.

         6.2 METHOD OF PAYMENT.

             (a) Medium of Payment. Payments under the Plan shall be made in cash or in-kind, as elected by the Participant, as permitted by the Employer and the Trustee in their sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally or contractually.

             (b) Timing and Manner of Payment. In the case of distributions to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to
Section 5.1, an aggregate amount equal to the Participant's vested Account will be paid by the Employer or the Trust, as provided by Section 6.1, in a lump sum or in substantially equal annual installments (adjusted for gains, losses and expenses) over a period selected by the Participant. If a Participant fails to designate timely and properly the manner of payment of the Participant's benefit under the Plan, such payment will be in a lump sum. In no event may the installments extend beyond a period exceeding the life expectancy of the Participant.

                 If the whole or any part of a payment hereunder by the Employer is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Sections 4.1 and 4.4 under such procedures as the Employer may establish, in which case any deemed income, gain, loss or expense attributable thereto (as determined by the Employer, in its discretion) shall be reflected in the installment payments, in such equitable manner as the Employer shall determine.

         6.3 DEATH BENEFITS. If a Participant dies before terminating his or her employment with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's vested Account shall be paid, as provided in Section 6.2, to the person or persons designated in accordance with Section 7.1.

             Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant, unless the Employer elects a more rapid form of distribution.

                                  ARTICLE VII
                        BENEFICIARIES; PARTICIPANT DATA

         7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation.

Each designation will revoke all prior designations by the same Participant, shall be in the form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

             In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's estate.

         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records, shall be binding on the Participant or Beneficiary for all purposes of the Plan. Neither the Trustee nor the Employer shall be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture and paid to the Employer, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, neither the Trustee nor the Employer shall be liable to any person for any payment made in accordance with such law.

                                  ARTICLE VIII
                        ADMINISTRATION AND RECORDKEEPING

         8.1 ADMINISTRATIVE AND RECORDKEEPING AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation, administration and recordkeeping of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

              (a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions, in the Plan.

              (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

              (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

              (d) Subject to Section 9.1, make determinations  concerning    the
crediting and distribution of Participants' benefits.

         8.2 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such action shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

         8.3 LITIGATION. In any action or judicial proceeding affecting the Plan, it shall be necessary to join as a party only the Employer. Except as may be otherwise required by law, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         8.4 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Employer and the Employer shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

             (a) The specific reason or reasons for denial, with specific references to the Plan provisions on which the denial is based;

             (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

             (c) An explanation of the Plan's claims review procedure.

             The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

             Any Claimant whose claim is denied, or deemed to be denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer. Upon such a request for review, the claim shall be reviewed by the Employer (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

             The decision on review normally shall be made within sixty (60)days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

                                   ARTICLE IX
                                   AMENDMENT

         9.1 RIGHT TO AMEND. The Employer, by action of its Board of Directors, shall have the right to amend the Plan at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive any Participant or Beneficiary of a right accrued hereunder prior to the date of the amendment.

         9.2 AMENDMENT TO ENSURE PROPER CHARACTERIZATION OF THE PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended at any time, retroactively if required, if found necessary, in the opinion of the
Employer, in order to ensure that the Plan is characterized as a non-tax-qualified "top hat" plan of deferred compensation maintained for a select group of management or highly compensated employees, as described under ERISA sections 201(2), 301(a)(3) and 401(a)(1) and to conform the Plan and the Trust to the provisions and requirements of any applicable law (including ERISA and the Code).

                                   ARTICLE X
                                  TERMINATION

         10.1 EMPLOYER'S RIGHT TO TERMINATE PLAN. The Employer reserves the right, at any time, to terminate the Plan and/or its obligation to make further credits to Plan Accounts by unanimous action of its Board of Directors; provided, however, that no such termination shall deprive any Participant or Beneficiary of a right accrued hereunder prior to the date of termination and provided that, upon termination, the full amount of each Participant's vested Plan account(s) shall become immediately distributable to him or her.

         10.2 AUTOMATIC TERMINATION OF PLAN. The Plan shall terminate automatically upon the dissolution of the Employer or upon the Employer's merger into or consolidation with any other corporation or business organization which does not specifically adopt and agree to continue the Plan; provided, however, that no such termination shall deprive any Participant or Beneficiary of a right accrued hereunder prior to the date of termination and provided that, upon termination, the full amount of each Participant's vested Plan Account shall become immediately distributable to him or her.

         10.3 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within thirty (30) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan shall be terminated automatically, and the provisions of the foregoing Sections shall become operative.

                                   ARTICLE XI
                                 MISCELLANEOUS

         11.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification hereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan, shall be construed as giving to any Participant or any other person any legal or equitable right against the Employer or any officer or employee thereof, except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

         11.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein. For all purposes of the Plan, where the context permits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of Virginia shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States.
Participation under the Plan will not give a Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

               The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded plan of deferred compensation (i.e., the mere promise of the Employer to make benefit payments in the future), and no provision of this Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of any general unsecured creditor of the Employer.

         11.3 SPENDTHRIFT PROVISION. No amount payable to a Participant or any Beneficiary under the Plan will be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit hereunder be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (a) the withholding of taxes from Plan benefit payments, (b) the recovery under the Plan of overpayments of benefits previously made to a Participant or any Beneficiary, (c) if applicable, the transfer of benefit rights from the Plan to another plan, or (d) the direct deposit of Plan benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

              In the event that a Participant's or any Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to a Participant's or Beneficiary's Account or, if the Employer prefers, paid into the court as they become payable, to be distributed by the court to the recipient as it deems proper at the close of said action.

                                  ARTICLE XII
                                   THE TRUST

         12.1 ESTABLISHMENT OF TRUST. The Employer may, but need not, establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code and the establishment of the Trust is not intended to cause the Participant to realize current income on amounts contributed thereto nor to cause the Plan to be "funded" within the meaning of ERISA, and the Trust shall be so interpreted.

         IN WITNESS WHEREOF, the Employer has caused this Plan to be executed and its seal to be affixed hereto, effective as of the 15th day of February, 2000.


ATTEST/WITNESS:                       DOLLAR TREE STORES, INC.


/s/ Frederick C. Coble                By: /s/ Macon F. Brock (SEAL)

Print Name: Frederick C. Coble        Print Name: Macon F. Brock

                                      Date: 2-4-00


ATTEST/WITNESS:                       DOLLAR TREE DISTRIBUTION, INC.


/s/ Frederick C. Coble                By: /s/ Macon F. Brock (SEAL)

Print Name: Frederick C. Coble        Print Name: Macon F. Brock

                                      Date: 2/24/00


ATTEST/WITNESS:                       DOLLAR TREE MANAGEMENT, INC.


/s/ Frederick C. Coble                By: /s/ Macon F. Brock (SEAL)

Print Name: Frederick C. Coble        Print Name: Macon F. Brock

                                      Date: 2/24/00